UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 26, 2024

SIGNING DAY SPORTS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-41863	87-2792157
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8355 East Hartford Rd., Suite 100, Scottsdale, AZ	85255
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (480) 220-6814

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	SGN	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

As previously reported in a Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) by Signing Day Sports, Inc., a Delaware corporation (the “Company”), on May 17, 2024, as amended on May 21, 2024, under a Securities Purchase Agreement, dated as of May 16, 2024, between the Company and FirstFire Global Opportunities Fund, LLC, a Delaware limited liability company (“FirstFire”), the Company issued FirstFire a Common Stock Purchase Warrant, dated May 16, 2024 (the “May 2024 FirstFire Warrant”), which may be exercised to purchase of up to 1,375,000 shares of the Company’s common stock, par value $0.0001 per share (“common stock”), subject to the terms and conditions of the May 2024 FirstFire Warrant. As previously reported in a Current Report on Form 8-K filed with the SEC by the Company on June 20, 2024, under a Securities Purchase Agreement, dated as of June 18, 2024, between the Company and FirstFire, the Company issued a Common Stock Purchase Warrant, dated June 18, 2024, which may be exercised to purchase of up to 662,036 shares of common stock (together with the May 2024 FirstFire Warrant, the “FirstFire Warrants”).

On September 26, 2024, the Company delivered a letter (the “Reduced Exercise Price Offer”) to FirstFire containing an offer to voluntarily temporarily reduce the exercise price under the FirstFire Warrants from the current applicable exercise price of $0.30 per share to $0.25 per share (the “Reduced Exercise Price”). On the same date, FirstFire accepted and executed the Reduced Exercise Price Offer. The Reduced Exercise Price Offer is subject to certain terms and conditions, including the following: (i) The FirstFire Warrants may only be exercised at the Reduced Exercise Price on or prior to October 14, 2024; (ii) no adjustment to the number of shares issuable upon exercise of the FirstFirst Warrants will occur as a result of the Reduced Exercise Price Offer or any exercise of the FirstFire Warrants according to its terms; (iii) the Reduced Exercise Price Offer will have no effect on the terms and conditions of the Redemption Agreement, dated as of August 12, 2024, between the Company and FirstFire (the “Redemption Agreement”), such that any exercise of the FirstFire Warrants at the Reduced Exercise Price will reduce the Redemption Price (as defined by the Redemption Agreement) for the remaining unexercised portion of the FirstFire Warrants by the same amount as would apply to an exercise of the FirstFire Warrants at the initial exercise price of $0.30 per share; and (iv) the Reduced Exercise Price Offer is conditioned on its approval by the Board of Directors of the Company.

The foregoing description of the terms and conditions of the Reduced Exercise Price Offer is qualified in its entirety by reference to the full text of the Reduced Exercise Price Offer, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein.

The offer of securities to FirstFire pursuant to the Reduced Exercise Price Offer and sale of restricted common stock pursuant to the exercise of the FirstFire Warrants in accordance with the terms of the Reduced Exercise Price Offer is being conducted as a private placement pursuant to and in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and/or Rule 506(b) of Regulation D promulgated thereunder for transactions not involving a public offering.

Item 7.01 Regulation FD Disclosure.

On September 27, 2024, Signing Day Sports, Inc., a Delaware corporation (the “Company”), issued a press release (the “Press Release”) to announce the Third Annual U.S. Army Bowl National Combine and the Company’s expectations with respect thereto. A copy of the Press Release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information furnished pursuant to this Item 7.01 (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Exchange Act or the Securities Act, except as expressly set forth by specific reference in such a filing.

Forward-Looking Statements

The Press Release and the statements contained therein may include “forward-looking” statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act, which statements involve substantial risks and uncertainties. Forward-looking statements generally relate to future events or the Company’s future financial or operating performance. In some cases, you can identify these statements because they contain words such as “may,” “will,” “believes,” “expects,” “anticipates,” “estimates,” “projects,” “intends,” “should,” “seeks,” “future,” “continue,” “plan,” “target,” “predict,” “potential,” or the negative of such terms, or other comparable terminology that concern the Company’s expectations, strategy, plans, or intentions. Forward-looking statements relating to expectations about future results or events are based upon information available to the Company as of today’s date and are not guarantees of the future performance of the Company, and actual results may vary materially from the results and expectations discussed. The Company’s expectations and beliefs regarding these matters may not materialize, and actual results in future periods are subject to risks, uncertainties and other factors that could cause actual results to differ materially from those projected, including, without limitation, the risks and uncertainties described in the Company’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, and other filings with the Securities and Exchange Commission. All subsequent written and oral forward-looking statements concerning the Company or other matters and attributable to the Company or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements above. The Company does not undertake any obligation to publicly update any of these forward-looking statements to reflect events or circumstances that may arise after the date hereof, except as required by law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Offer of Voluntary Temporary Reduction of Warrants Exercise Price, dated as of September 26, 2024, of Signing Day Sports, Inc. to FirstFire Global Opportunities Fund, LLC
99.1	Press release dated September 27, 2024
104	Cover Page Interactive Data File (embedded with the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 27, 2024	Signing Day Sports, Inc.

/s/ Daniel Nelson
Name: Daniel Nelson
Title: Chief Executive Officer

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